UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2013

PERRIGO COMPANY PLC

(Exact name of registrant as specified in its charter)

Ireland	333-190859	Not Applicable
(State of other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +353 1 6040031

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K filed by Perrigo Company plc (the “Company”) on December 19, 2013 to include Item 9.01(a) (Financial Statements of Businesses Acquired) and Item 9.01(b) (Pro Forma Financial Information) in connection with the acquisition of Elan Corporation, plc (“Elan”).

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Elan as of December 31, 2012 and December 31, 2011 and the related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the years ended December 31, 2012, December 31, 2011 and December 31, 2010, together with the notes thereto and the auditors’ report thereon, are included in Elan’s Annual Report on Form 20-F for Elan’s fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2013 (as amended by Elan’s Annual Report on Form 20-F/A for Elan’s fiscal year ended December 31, 2012, filed with the SEC on June 28, 2013), which is incorporated herein by reference. The audited consolidated balance sheet of Elan as of December 31, 2010, together with the notes thereto and the auditors’ report thereon, is included in Elan’s Annual Report on Form 20-F for Elan’s fiscal year ended December 31, 2011, filed with the SEC on February 23, 2012 (as amended by Elan’s Annual Report on Form 20-F/A for Elan’s fiscal year ended December 31, 2011, filed with the SEC on June 27, 2012), which is incorporated herein by reference. The unaudited condensed consolidated balance sheets of Elan as of September 30, 2013 and December 31, 2012 and the related unaudited condensed consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the nine month periods ended September 30, 2013 and September 30, 2012, together with the notes thereon, are included in Elan’s Report on Form 6-K furnished with the SEC on October 24, 2013, which is incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of the Company as of September 28, 2013 and the unaudited pro forma condensed consolidated statements of income for the three months ended September 28, 2013 and the fiscal year ended June 29, 2013 that give effect to the acquisition of Elan are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(d)	List of Exhibits

Exhibit Number	Description

23.1	Consent of KPMG, independent registered public accounting firm for Elan.

99.1	Audited consolidated balance sheets of Elan as of December 31, 2012 and December 31, 2011 and the related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the years ended December 31, 2012, December 31, 2011 and December 31, 2010, together with the notes thereto and the auditors’ report thereon (included in Elan’s Annual Report on Form 20-F for Elan’s fiscal year ended December 31, 2012, filed with the SEC on February 12, 2013 (as amended by Elan’s Annual Report on Form 20-F/A for Elan’s fiscal year ended December 31, 2012, filed with the SEC on June 28, 2013), which is incorporated herein by reference).

99.2	Audited consolidated balance sheet of Elan as of December 31, 2010, together with the notes thereto and the auditors’ report thereon (included in Elan’s Annual Report on Form 20-F for Elan’s fiscal year ended December 31, 2011, filed with the SEC on February 23, 2012, which is incorporated herein by reference).

99.3	Unaudited condensed consolidated balance sheets of Elan as of September 30, 2013 and December 31, 2012 and the related unaudited condensed consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the nine month periods ended September 30, 2013 and September 30, 2012, together with the notes thereon (included in Elan’s Report on Form 6-K furnished with the SEC on October 24, 2013, which is incorporated herein by reference).

99.4	Unaudited pro forma condensed consolidated balance sheet of the Company as of September 28, 2013 and the unaudited pro forma condensed consolidated statements of income for the three months ended September 28, 2013 and the fiscal year ended June 29, 2013 that give effect to the acquisition of Elan.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERRIGO COMPANY PLC
(Registrant)

	By:	/s/ Judy L. Brown
Dated: February 18, 2014		Judy L. Brown
Executive Vice President and Chief Financial Officer

Index of Exhibits

Exhibit Number	Description

23.1	Consent of KPMG, independent registered public accounting firm for Elan.

99.1	Audited consolidated balance sheets of Elan as of December 31, 2012 and December 31, 2011 and the related audited consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for each of the years ended December 31, 2012, December 31, 2011 and December 31, 2010, together with the notes thereto and the auditors’ report thereon (included in Elan’s Annual Report on Form 20-F for Elan’s fiscal year ended December 31, 2012, filed with the SEC on February 12, 2013 (as amended by Elan’s Annual Report on Form 20-F/A for Elan’s fiscal year ended December 31, 2012, filed with the SEC on June 28, 2013), which is incorporated herein by reference).

99.2	Audited consolidated balance sheet of Elan as of December 31, 2010, together with the notes thereto and the auditors’ report thereon (included in Elan’s Annual Report on Form 20-F for Elan’s fiscal year ended December 31, 2011, filed with the SEC on February 23, 2012, which is incorporated herein by reference).

99.3	Unaudited condensed consolidated balance sheets of Elan as of September 30, 2013 and December 31, 2012 and the related unaudited condensed consolidated statements of operations, comprehensive income, changes in shareholders’ equity and cash flows for the nine month periods ended September 30, 2013 and September 30, 2012, together with the notes thereon (included in Elan’s Report on Form 6-K furnished with the SEC on October 24, 2013, which is incorporated herein by reference).

99.4	Unaudited pro forma condensed consolidated balance sheet of the Company as of September 28, 2013 and the unaudited pro forma condensed consolidated statements of income for the three months ended September 28, 2013 and the fiscal year ended June 29, 2013 that give effect to the acquisition of Elan.